UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 28, 2015

MYLAN INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 28, 2015, Mylan Inc., a Pennsylvania corporation (“Mylan”), received clearance from the European Commission under the EU Merger Regulation for the pending acquisition (the “Transaction”) of (a) Mylan and (b) Abbott Laboratories’ non-U.S. developed markets specialty and branded generics business (the “Business”) by a new public company organized in the Netherlands (“New Mylan”).

Additional Information and Where to Find It

The Registration Statement on Form S-4 that New Moon B.V. (referred to herein as New Mylan) filed with the SEC on November 5, 2014, as amended on December 9, 2014, and as further amended on December 23, 2014, in connection with the Transaction (the “Registration Statement”) was declared effective on December 23, 2014 and the proxy statement Mylan filed with the SEC on December 24, 2014 in connection with the Transaction (the “Proxy Statement”) and the prospectus New Mylan filed with the SEC on December 24, 2014 in connection with the Transaction (the “Prospectus”) were first mailed to shareholders of Mylan on or about December 29, 2014. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT MYLAN, NEW MYLAN, THE BUSINESS AND THE TRANSACTION. The Registration Statement, the Proxy Statement and the Prospectus and other documents relating to the Transaction can be obtained free of charge from the SEC website at www.sec.gov.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or shareholder. However, Mylan, New Mylan and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction under the rules of the SEC. Information regarding Mylan’s directors and executive officers may be found in its definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on March 10, 2014 and in the Proxy Statement and the Prospectus. Information regarding New Mylan’s directors and executive officers may be found in the Proxy Statement and the Prospectus. These documents can be obtained free of charge from the SEC.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.

Date: January 28, 2015	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President & Chief Financial Officer